MERRILL LYNCH
GLOBAL BOND
FUND

For Investment and
Retirement



FUND LOGO



Annual Report

December 31, 1999




This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.




Merrill Lynch
Global Bond Fund
For Investment
And Retirement
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper




Merrill Lynch Global Bond Fund for Investment and Retirement


PORTFOLIO INFORMATION (unaudited)


Bar graph depicting Type of Issues*
as a percentage of net assets as of December 31, 1999

Commercial Paper                     7.3%
Industrials                          4.4%
Foreign Government Obligations       2.9%
Sovereign Government Obligations    68.3%
US Government & Agency
  Obligations                        8.7%
Supranational                        6.1%
Transportation                       3.1%
Telecommunications                   2.1%


Pie Graph depicting Geographical Diversification* as a percentage of net assets as of December 31, 1999

United States                       19.0%
France                               5.9%
Italy                                4.6%
United Kingdom                       9.8%
Finland                              3.1%
Netherlands                          3.0%
Germany                              8.1%
Greece                               4.6%
Canada                              11.1%
Australia                            0.7%
Spain                                4.3%
Japan                               24.4%


Bar graph depicting Maturity of Investments* as a percentage of net assets as of December 31, 1999

5 yrs-10yrs                         38.4%
10 yrs +                             9.3%
0-1 yr                              13.3%
1 yr-5 yrs                          39.0%


*Percent of net assets may not equal 100%.



Merrill Lynch Global Bond Fund for Investment and Retirement
December 31, 1999


DEAR SHAREHOLDER


Fiscal Year in Review
During the fiscal year ended December 31, 1999, the total return for Merrill Lynch Global Bond Fund for Investment and Retirement's Class A, Class B, Class C and Class D Shares was -7.92%, -8.53%, -8.69% and -8.15%, respectively, as compared to -5.08% for the unmanaged benchmark J.P. Morgan Global Government Bond Index for the same period. (Fund results do not reflect sales charges, and would be lower if sales charges were included. Complete performance information can be found on pages 4--6 of this report to shareholders.)

During the 12-month period ended December 31, 1999, much of our strategy centered around adjusting the Fund's duration in response to interest rate volatility. We shortened our duration in the dollar bloc countries relative to the Fund's benchmark. We also reduced our exposure to European Monetary Union (EMU) countries and increased investments in non-EMU countries (the United Kingdom, Greece, Norway, Denmark and Sweden). At the same time, we reduced the duration of our EMU investments and extended duration of our non-EMU investments. We expected interest rates in non-EMU countries to come down to meet the lower interest rate structure in EMU countries. However, late in the fiscal year interest rates began to rise in non-EMU countries as well, which negatively impacted Fund performance. Although our short duration in dollar-bloc countries helped performance, it was not enough to offset the negative effect of our European investments.

In Japan, our underweight position in the yen also hindered Fund performance. We believed that we were still in a bullish trend for the US dollar relative to the yen and that this was a correction in the cycle that would soon end. We also kept a short duration in Japan, anticipating that there would be a rise in Japanese interest rates as the economy reflated. In fact, the yen got much stronger and interest rates in Japan declined.


Investment Environment
During the fiscal year ended December 31, 1999, there were three major predominant forces at work in the global bond markets. The first was the Federal Reserve Board's attempt to preemptively contain inflationary pressures before they materialized. At the end of June, August and November, the Federal Reserve Board raised interest rates 25 basis points (0.25%) to ensure a low level of inflation, which in turn prompted the central banks of several countries to raise their official interest rates in November. In addition to the United States, Canada, Australia, New Zealand, Germany, United Kingdom, Denmark and Sweden raised interest rates between 25 basis points and 50 basis points.

The second factor influencing market activity was the rebound in the Japanese economy and the resulting rise in the Japanese yen. Gross domestic product (GDP) growth was surprisingly strong in the first quarter and positive in the second quarter when a decline was expected. With this economic rebound there came a robust stock market.

The third important market influence was the pervasive weakness of the euro throughout the period. The euro's weakness was attributed to a poor, but slowly rising economy. Relative to the United States and Japan, the EMU's economy was not moving along and inflationary pressures were beginning to emerge. In addition, eurobond sales by the Japanese, who had been large holders of eurobonds, hurt the euro even further during the period. As a result, the euro relative to the yen went from E123.625 on July 1, 1999 to E102.65 on December 30, 1999, a decline of 16.97%. Relative to the US dollar, the euro went from E1.023 on July 1, 1999 to E1.0062 on December 31, 1999, a 1.64% decline. On an annual basis, the euro declined 13.98% versus the US dollar.

Investment Outlook
Federal Reserve Board Chairman Alan Greenspan continues to voice the central bank's desire to prevent any potential rise in inflation. Even though at present there are no significant signs of inflation, we believe the Federal Reserve Board will strive to temper economic growth through a gradual rise in interest rates. If the US central bank can orchestrate a soft landing and get economic growth lower, it may preclude significant future monetary policy tightenings in 2000. At the same time, growth is also present in Japan and the country appears to be rebounding out of its deep recession, in our view. However, despite intervention by the Bank of Japan, continued strengthening of the yen could have an adverse effect on the economic rebound.


Merrill Lynch Global Bond Fund for Investment and Retirement
December 31, 1999


In Conclusion
We thank you for your investment in Merrill Lynch Global Bond Fund for Investment and Retirment, and we look forward to sharing our investment outlook and strategies with you in our next report to shareholders.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Harry Escobar)
Harry Escobar
Senior Vice President and Portfolio Manager



February 7, 2000

To reduce shareholder expenses, Merrill Lynch Global Bond Fund for Investment and Retirement will no longer be printing and mailing quarterly reports to shareholders. We will continue to provide you with reports on a semi-annual and annual basis.



Merrill Lynch Global Bond Fund for Investment and Retirement
December 31, 1999


PERFORMANCE DATA


About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Average Annual Total Return


                                % Return Without      % Return With
                                  Sales Charge         Sales Charge**

Class A Shares*

Year Ended 12/31/99                   -7.92%             -11.61%
Five Years Ended 12/31/99             +4.72              + 3.86
Ten Years Ended 12/31/99              +6.92              + 6.49

 *Maximum sales charge is 4%.
**Assuming maximum sales charge.

                                   % Return              % Return
                                  Without CDSC          With CDSC**

Class B Shares*

Year Ended 12/31/99                   -8.53%             -12.03%
Five Years Ended 12/31/99             +3.93              + 3.93
Ten Years Ended 12/31/99              +6.12              + 6.12

 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                   % Return             % Return
                                  Without CDSC         With CDSC**

Class C Shares*

Year Ended 12/31/99                   -8.69%              -9.56%
Five Years Ended 12/31/99             +3.84               +3.84
Inception (10/21/94)
through 12/31/99                      +3.34               +3.34

 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                % Return Without      % Return With
                                  Sales Charge         Sales Charge**

Class D Shares*

Year Ended 12/31/99                   -8.15%             -11.83%
Five Years Ended 12/31/99             +4.46              + 3.61
Inception (10/21/94)
through 12/31/99                      +3.96              + 3.14

 *Maximum sales charge is 4%.
**Assuming maximum sales charge.



Merrill Lynch Global Bond Fund for Investment and Retirement
December 31, 1999


PERFORMANCE DATA (continued)


Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's
Class A Shares and Class B Shares compared to growth of an investment in the JP Morgan Global Government Bond Index. Beginning and ending values are:


                                         12/89         12/99

ML Global Bond Fund++--
Class A Shares*                         $ 9,600       $18,747

ML Global Bond Fund++--
Class B Shares*                         $10,000       $18,107

JP Morgan Global Government
Bond Index++++                          $10,000       $21,205


A line graph depicting the growth of an investment in the Fund's
Class C Shares and Class D Shares compared to growth of an investment in the JP Morgan Global Government Bond Index. Beginning and ending values are:


                                       10/21/94**      12/99

ML Global Bond Fund++--
Class C Shares*                         $10,000       $11,862

ML Global Bond Fund++--
Class D Shares*                         $ 9,600       $11,747

JP Morgan Global Government
Bond Index++++                          $10,000       $13,660


   *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
  **Commencement of operations.
  ++ML Global Bond Fund invests in a global portfolio of debt instruments denominated in various currencies and multinational currency units.
++++This unmanaged Index is comprised of government bonds in the 13 largest bond markets, including the United States.

    Past performance is not predictive of future performance.



Merrill Lynch Global Bond Fund for Investment and Retirement
December 31, 1999


PERFORMANCE DATA (concluded)

Recent Performance Results*
                                                                            Ten Years/
                                            3 Month        12 Month      Since Inception      Standardized
As of December 31, 1999                   Total Return   Total Return      Total Return       30-Day Yield
ML Global Bond Fund Class A Shares            -2.10%        -7.92%           +95.30%              3.30%
ML Global Bond Fund Class B Shares            -2.30         -8.53            +81.06               2.65
ML Global Bond Fund Class C Shares            -2.31         -8.69            +18.62               2.59
ML Global Bond Fund Class D Shares            -2.17         -8.15            +22.34               3.05


*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The
 Fund's ten-year/inception periods are ten years for Class A & Class
 B Shares and from 10/21/94 for Class C & Class D Shares.


OFFICERS AND TRUSTEES

Terry K. Glenn, President and Trustee
Charles C. Reilly, Trustee
Richard R. West, Trustee
Arthur Zeikel, Trustee
Edward D. Zinbarg, Trustee
Joseph T. Monagle, Jr., Senior Vice President
Harry J. Escobar, Vice President
Donald C. Burke, Vice President and Treasurer
Ira P. Shapiro, Secretary

Donald Cecil and Edward H. Meyer, Trustees of Merrill Lynch Global Bond Fund for Investment and Retirement have recently retired. The Fund's Board of Trustees wishes Mr. Cecil and Mr. Meyer well in their retirements.

Custodian
State Street Bank and Trust Company
P.O. Box 351
225 Franklin Street
Boston, MA 02101

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863


Merrill Lynch Global Bond Fund for Investment and Retirement
December 31, 1999

SCHEDULE OF INVESTMENTS
                        Face                                               Interest   Maturity                   Percent of
                       Amount            Long-Term Obligations               Rate       Date          Value      Net Assets
Australia

Sovereign        A$     1,325,000    Australian Government Bond            5.75  %   6/15/2011    $    780,144        0.7%
Government
Obligations

                                     Total Investments in Australia (Cost--$780,343)                   780,144        0.7

Canada

Sovereign       NZ$    11,450,000    Canada Government Bond                6.625    10/03/2007       5,551,476        4.8
Government
Obligations

Supra-          C$      5,470,000    Inter-American Development Bank       7.25     11/03/2003       3,876,749        3.4
national

                                     Total Investments in Canada (Cost--$10,736,059)                 9,428,225        8.2

Finland

Sovereign       E       3,195,570    Finnish Government Bond               7.25      4/18/2006       3,557,493        3.1
Government
Obligations

                                     Total Investments in Finland (Cost--$3,960,538)                 3,557,493        3.1

France

Telecom-        E       3,170,939    France Telecom                        5.75      4/25/2007       3,234,135        2.8
munications

Transpor-               3,900,000    Societe National Chemins              4.625    10/25/2009       3,593,479        3.1
tation

                                     Total Investments in France (Cost--$7,344,150)                  6,827,614        5.9

Germany

Sovereign       E       4,460,000    Bundesrepublic Deutschland            4.125     7/04/2008       4,125,527        3.6
Government              3,920,000    Bundesrepublic Deutschland            4.75      7/04/2028       3,289,268        2.8
Obligations             1,940,000    Bundesschatzanweisungen               4.00      3/17/2000       1,956,598        1.7

                                     Total Investments in Germany (Cost--$9,960,495)                 9,371,393        8.1

Greece

Sovereign       GRD 1,524,000,000    Hellenic Republic                     8.60      3/26/2008       5,266,221        4.6
Government
Obligations

                                     Total Investments in Greece (Cost--$6,159,426)                  5,266,221        4.6



Merrill Lynch Global Bond Fund for Investment and Retirement
December 31, 1999

SCHEDULE OF INVESTMENTS (continued)
                        Face                                               Interest   Maturity                   Percent of
                       Amount            Long-Term Obligations               Rate       Date          Value      Net Assets
Italy

Sovereign       E       4,530,640    Buoni Poliennali Del Tesoro          10.00  %   8/01/2003    $  5,322,224        4.6%
Government
Obligations

                                     Total Investments in Italy (Cost--$6,070,277)                   5,322,224        4.6

Japan

Sovereign       YEN   956,000,000    Japan Government Bond #145            5.50      3/20/2002      10,417,724        9.0
Government          1,306,000,000    Japan Government Bond #161            4.70      9/22/2003      14,659,227       12.7
Obligations

Supranational         282,000,000    World Bank                            5.25      3/20/2002       3,065,049        2.7

                                     Total Investments in Japan (Cost--$27,587,446)                 28,142,000       24.4

Netherlands

Sovereign       E       3,295,000    Netherlands Government Bond           6.50      4/15/2003       3,493,461        3.0
Government
Obligations

                                     Total Investments in the Netherlands (Cost--$3,488,588)         3,493,461        3.0

Spain

Sovereign       E       2,400,000    Bonos y Obligation Del Estado         5.25      1/31/2003       2,452,066        2.1
Government              2,600,000    Spanish Government Bond               5.15      7/30/2009       2,537,737        2.2
Obligations
                                     Total Investments in Spain (Cost--$5,777,761)                   4,989,803        4.3

United
Kingdom

Industrials     Pound   1,000,000    BOC Group PLC                         7.25      6/07/2002       1,611,198        1.4
             Sterling
Sovereign               5,500,000    United Kingdom Gilt                   7.50     12/07/2006       9,644,804        8.4
Government
Obligations
                                     Total Investments in the United Kingdom
                                     (Cost--$11,511,397)                                            11,256,002        9.8

United
States

Industrials      DM     7,100,000    Ford Motor Credit Co.                 5.25      6/16/2008       3,476,663        3.0

US               US$    3,000,000    Federal National Mortgage
Government                           Association                           6.625     9/15/2009       2,913,750        2.5
& Agency                2,430,000    US Treasury Bonds                     5.25     11/15/2028       2,001,713        1.8
Obligations             4,840,000    US Treasury Bonds                     6.125     8/15/2029       4,613,875        4.0

                                     Total Investments in the United States
                                     (Cost--$13,847,805)                                            13,006,001       11.3

                                     Total Investments in Long-Term Obligations
                                     (Cost--$107,224,285)                                          101,440,581       88.0



Merrill Lynch Global Bond Fund for Investment and Retirement
December 31, 1999

SCHEDULE OF INVESTMENTS (concluded)
                        Face                                               Interest   Maturity                   Percent of
                       Amount            Short-Term Obligations              Rate       Date          Value      Net Assets
Canada

Foreign          C$     4,800,000    Ontario Treasury Bill                 4.80%     1/17/2000    $  3,301,719        2.9%
Government
Obligations*
                                     Total Short-Term Obligations in Canada (Cost--$3,270,299)       3,301,719        2.9

United
States

Commercial       E      5,192,000    General Electric Capital Corp         3.41      3/29/2000       5,186,648        4.5
Paper*           US$    3,238,000    General Motors Acceptance Corp.       5.00      1/03/2000       3,238,000        2.8

US Government             500,000    US Treasury Bills                     4.66      1/20/2000         498,830        0.4
Obligations*
                                     Total Short-Term Obligations in the United States
                                     (Cost--$9,034,627)                                              8,923,478        7.7

                                     Total Investments in Short-Term Obligations
                                     (Cost--$12,304,926)                                            12,225,197       10.6

                    Nominal Value
               Covered by Options

Options Purchased

Currency Put           11,200,000    Japanese Yen, expiring January 2000 at YEN 105                     22,512        0.0
Options
Purchased

                                     Total Currency Options Purchased (Cost--$86,016)                   22,512        0.0

Total Investments (Cost--$119,615,227)                                                             113,688,290       98.6

Unrealized Depreciation on Forward Foreign Exchange Contracts**                                       (508,648)      (0.4)

Other Assets Less Liabilities                                                                        2,097,681        1.8
                                                                                                  ------------      ------
Net Assets                                                                                        $115,277,323      100.0%
                                                                                                  ============      ======


 *Commercial Paper, certain Foreign and US Government Obligationsare traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.
**Forward foreign exchange contracts as of December 31, 1999 were as follows:

                                                            Unrealized
                                        Expiration         Appreciation
  Foreign Currency Sold                    Date           (Depreciation)

  A$                 1,254,762        January 2000        $    (21,394)
  C$                 2,409,952        January 2000             (38,022)
  E                  3,894,633       February 2000              42,666
  Pound Sterling     1,782,733        January 2000              (8,824)
  NZ$                6,068,982       February 2000            (139,405)
  YEN            1,471,681,925        January 2000            (336,424)
                                                          ------------
  Total (US$ Commitment--$26,392,748)                         (501,403)
                                                          ------------

                                        Expiration
  Foreign Currency Purchased               Date

  Pound Sterling        726,682       January 2000        $     (7,245)
                                                          ------------
  Total (US$ Commitment--$1,180,349)                            (7,245)
                                                          ------------
  Total Unrealized Depreciation on Forward
  Foreign Exchange Contracts--Net                         $   (508,648)
                                                          ============
  See Notes to Financial Statements.


Merrill Lynch Global Bond Fund for Investment and Retirement
December 31, 1999


FINANCIAL INFORMATION

Statement of Assets and Liabilities as of December 31, 1999
Assets:             Investments, at value (identified cost--$119,529,211)                                 $  113,665,778
                    Options purchased, at value (cost--$86,016)                                                   22,512
                    Cash                                                                                             764
                    Foreign cash                                                                               1,147,727
                    Receivables:
                      Interest                                                        $    2,307,002
                      Beneficial interest sold                                               211,747           2,518,749
                                                                                      --------------
                    Prepaid registration fees and other assets                                                    66,448
                                                                                                          --------------
                    Total assets                                                                             117,421,978
                                                                                                          --------------

Liabilities:        Unrealized depreciation on forward foreign exchange contracts                                508,648
                    Payables:
                      Beneficial interest redeemed                                         1,008,139
                      Dividends to shareholders                                              268,464
                      Investment adviser                                                      68,272
                      Distributor                                                             52,480           1,397,355
                                                                                      --------------
                    Accrued expenses and other liabilities                                                       238,652
                                                                                                          --------------
                    Total liabilities                                                                          2,144,655
                                                                                                          --------------

Net Assets:         Net assets                                                                            $  115,277,323
                                                                                                          ==============

Net Assets          Class A Shares of beneficial interest, $.10 par value,
Consist of:         unlimited number of shares authorized                                                 $      198,216
                    Class B Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                        742,032
                    Class C Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                          9,282
                    Class D Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                        412,329
                    Paid-in capital in excess of par                                                         160,066,318
                    Accumulated realized capital losses on investments and foreign
                    currency transactions--net                                                               (39,677,554)
                    Unrealized depreciation on investments and foreign currency
                    transactions--net                                                                         (6,473,300)
                                                                                                          --------------
                    Net assets                                                                            $  115,277,323
                                                                                                          ==============

Net Asset Value:    Class A--Based on net assets of $16,776,100 and 1,982,158 shares
                             of beneficial interest outstanding                                           $         8.46
                                                                                                          ==============
                    Class B--Based on net assets of $62,822,021 and 7,420,320 shares
                             of beneficial interest outstanding                                           $         8.47
                                                                                                          ==============
                    Class C--Based on net assets of $785,542 and 92,818 shares
                             of beneficial interest outstanding                                           $         8.46
                                                                                                          ==============
                    Class D--Based on net assets of $34,893,660 and 4,123,286 shares
                             of beneficial interest outstanding                                           $         8.46
                                                                                                          ==============

                    See Notes to Financial Statements.



Merrill Lynch Global Bond Fund for Investment and Retirement
December 31, 1999


FINANCIAL INFORMATION (continued)

Statement of Operations for the Year Ended December 31, 1999
Investment          Interest and discount earned (net of $42,047
Income:             foreign withholding tax)                                                              $    8,955,322

Expenses:           Investment advisory fees                                           $     884,105
                    Account maintenance and distribution fees--Class B                       626,158
                    Transfer agent fees--Class B                                             154,056
                    Professional fees                                                        113,587
                    Account maintenance fees--Class D                                        102,430
                    Accounting services                                                      101,099
                    Printing and shareholder reports                                          65,393
                    Transfer agent fees--Class D                                              63,858
                    Custodian fees                                                            58,204
                    Registration fees                                                         55,972
                    Trustees' fees and expenses                                               45,203
                    Transfer agent fees--Class A                                              33,713
                    Account maintenance and distribution fees--Class C                         9,912
                    Transfer agent fees--Class C                                               2,313
                    Pricing services                                                             773
                    Other                                                                      5,408
                                                                                      --------------
                    Total expenses                                                                             2,322,184
                                                                                                          --------------
                    Investment income--net                                                                     6,633,138
                                                                                                          --------------

Realized &          Realized loss from:
Unrealized Gain       Investments--net                                                    (2,703,987)
(Loss) on             Foreign currency transactions--net                                  (2,474,273)         (5,178,260)
Investments &                                                                         --------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net:    Investments--net                                                   (15,817,826)
                      Foreign currency transactions--net                                     867,442         (14,950,384)
                                                                                      --------------      --------------
                    Net realized and unrealized loss on investments and foreign
                    currency transactions                                                                    (20,128,644)
                                                                                                          --------------
                    Net Decrease in Net Assets Resulting from Operations                                  $  (13,495,506)
                                                                                                          ==============

                    See Notes to Financial Statements.



Merrill Lynch Global Bond Fund for Investment and Retirement
December 31, 1999


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                              For the Year Ended
                                                                                                  December 31,
Increase (Decrease) in Net Assets:                                                         1999                 1998
Operations:         Investment income--net                                            $    6,633,138      $   10,367,907
                    Realized gain (loss) on investments and foreign currency
                    transactions--net                                                     (5,178,260)          4,640,406
                    Change in unrealized appreciation/depreciation on
                    investments and foreign currency transactions--net                   (14,950,384)          7,107,890
                                                                                      --------------      --------------
                    Net increase (decrease) in net assets resulting
                    from operations                                                      (13,495,506)         22,116,203
                                                                                      --------------      --------------

Dividends to        Investment income--net:
Shareholders:         Class A                                                               (812,197)         (1,440,531)
                      Class B                                                             (2,645,207)         (6,208,193)
                      Class C                                                                (38,789)            (88,360)
                      Class D                                                             (1,459,445)         (2,630,823)
                    Return of capital:
                      Class A                                                               (274,931)                 --
                      Class B                                                               (895,412)                 --
                      Class C                                                                (13,130)                 --
                      Class D                                                               (494,027)                 --
                                                                                      --------------      --------------
                    Net decrease in net assets resulting from
                    dividends to shareholders                                             (6,633,138)        (10,367,907)
                                                                                      --------------      --------------

Beneficial          Net decrease in net assets derived from beneficial
Interest            interest transactions                                                (52,074,917)        (64,457,478)
Transactions:                                                                         --------------      --------------

Net Assets:         Total decrease in net assets                                         (72,203,561)        (52,709,182)
                    Beginning of year                                                    187,480,884         240,190,066
                                                                                      --------------      --------------
                    End of year                                                       $  115,277,323      $  187,480,884
                                                                                      ==============      ==============

                    See Notes to Financial Statements.



Merrill Lynch Global Bond Fund for Investment and Retirement
December 31, 1999


FINANCIAL INFORMATION (continued)

Financial Highlights
The following per share data and ratios have been derived                             Class A
from information provided in the financial statements.
                                                                          For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                        1999       1998          1997         1996       1995
Per Share           Net asset value, beginning of year    $     9.66   $     9.12   $     9.56   $     9.54   $     8.96
Operating                                                 ----------   ----------   ----------   ----------   ----------
Performance:        Investment income--net                       .45          .52          .54          .56          .59
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                          (1.20)         .54         (.44)         .02          .58
                                                          ----------   ----------   ----------   ----------   ----------
                    Total from investment operations            (.75)        1.06          .10          .58         1.17
                                                          ----------   ----------   ----------   ----------   ----------
                    Less dividends and distributions:
                      Investment income--net                    (.34)        (.52)        (.14)        (.56)        (.39)
                      Return of capital--net                    (.11)          --         (.40)          --         (.20)
                                                          ----------   ----------   ----------   ----------   ----------
                    Total dividends and distributions           (.45)        (.52)        (.54)        (.56)        (.59)
                                                          ----------   ----------   ----------   ----------   ----------
                    Net asset value, end of year          $     8.46   $     9.66   $     9.12   $     9.56   $     9.54
                                                          ==========   ==========   ==========   ==========   ==========

Total Investment    Based on net asset value per share        (7.92%)      11.99%        1.19%        6.42%       13.39%
Return:*                                                  ==========   ==========   ==========   ==========   ==========

Ratios to Average   Expenses                                   1.06%         .92%         .96%         .87%         .86%
Net Assets:                                               ==========   ==========   ==========   ==========   ==========
                    Investment income--net                     5.02%        5.57%        5.83%        6.02%        6.31%
                                                          ==========   ==========   ==========   ==========   ==========

Supplemental        Net assets, end of year
Data:               (in thousands)                        $   16,776   $   26,289   $   27,522   $   72,876   $   85,610
                                                          ==========   ==========   ==========   ==========   ==========
                    Portfolio turnover                       138.81%      129.20%      699.63%     1234.05%      512.75%
                                                          ==========   ==========   ==========   ==========   ==========

The following per share data and ratios have been derived                             Class B
from information provided in the financial statements.
                                                                          For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                        1999       1998          1997         1996       1995
Per Share           Net asset value, beginning of year    $     9.66   $     9.12   $     9.56   $     9.54   $     8.96
Operating                                                 ----------   ----------   ----------   ----------   ----------
Performance:        Investment income--net                       .38          .45          .47          .49          .51
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                          (1.19)         .54         (.44)         .02          .58
                                                          ----------   ----------   ----------   ----------   ----------
                    Total from investment operations            (.81)         .99          .03          .51         1.09
                                                          ----------   ----------   ----------   ----------   ----------
                    Less dividends and distributions:
                      Investment income--net                    (.28)        (.45)        (.13)        (.49)        (.34)
                      Return of capital--net                    (.10)          --         (.34)          --         (.17)
                                                          ----------   ----------   ----------   ----------   ----------
                    Total dividends and distributions           (.38)        (.45)        (.47)        (.49)        (.51)
                                                          ----------   ----------   ----------   ----------   ----------
                    Net asset value, end of year          $     8.47   $     9.66   $     9.12   $     9.56   $     9.54
                                                          ==========   ==========   ==========   ==========   ==========

Total Investment    Based on net asset value per share        (8.53%)      11.13%         .41%        5.60%       12.52%
Return:*                                                  ==========   ==========   ==========   ==========   ==========

Ratios to Average   Expenses                                   1.84%        1.71%        1.73%        1.65%        1.64%
Net Assets:                                               ==========   ==========   ==========   ==========   ==========
                    Investment income--net                     4.24%        4.80%        5.07%        5.25%        5.56%
                                                          ==========   ==========   ==========   ==========   ==========

Supplemental        Net assets, end of year
Data:               (in thousands)                        $   62,822   $  110,620   $  160,571   $  347,529   $  540,887
                                                          ==========   ==========   ==========   ==========   ==========
                    Portfolio turnover                       138.81%      129.20%      699.63%     1234.05%      512.75%
                                                          ==========   ==========   ==========   ==========   ==========


                   *Total investment returns exclude the effects of sales charges.

                    See Notes to Financial Statements.


Merrill Lynch Global Bond Fund for Investment and Retirement
December 31, 1999


FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)
The following per share data and ratios have been derived                             Class C
from information provided in the financial statements.
                                                                          For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                        1999       1998          1997         1996       1995
Per Share           Net asset value, beginning of year    $     9.66   $     9.12   $     9.56   $     9.54   $     8.96
Operating                                                 ----------   ----------   ----------   ----------   ----------
Performance:        Investment income--net                       .37          .45          .46          .48          .51
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                          (1.20)         .54         (.44)         .02          .58
                                                          ----------   ----------   ----------   ----------   ----------
                    Total from investment operations            (.83)         .99          .02          .50         1.09
                                                          ----------   ----------   ----------   ----------   ----------
                    Less dividends and distributions:
                      Investment income--net                    (.28)        (.45)        (.12)        (.48)        (.34)
                      Return of capital--net                    (.09)          --         (.34)          --         (.17)
                                                          ----------   ----------   ----------   ----------   ----------
                    Total dividends and distributions           (.37)        (.45)        (.46)        (.48)        (.51)
                                                          ----------   ----------   ----------   ----------   ----------
                    Net asset value, end of year          $     8.46   $     9.66   $     9.12   $     9.56   $     9.54
                                                          ==========   ==========   ==========   ==========   ==========

Total Investment    Based on net asset value per share        (8.69%)      11.07%         .33%        5.51%       12.44%
Return:*                                                  ==========   ==========   ==========   ==========   ==========

Ratios to Average   Expenses                                   1.89%        1.75%        1.82%        1.73%        1.71%
Net Assets:                                               ==========   ==========   ==========   ==========   ==========
                    Investment income--net                     4.19%        4.74%        4.94%        5.16%        5.44%
                                                          ==========   ==========   ==========   ==========   ==========

Supplemental        Net assets, end of year
Data:               (in thousands)                        $      785   $    1,848   $    2,284   $    9,351   $    8,468
                                                          ==========   ==========   ==========   ==========   ==========
                    Portfolio turnover                       138.81%      129.20%      699.63%     1234.05%      512.75%
                                                          ==========   ==========   ==========   ==========   ==========

The following per share data and ratios have been derived                             Class D
from information provided in the financial statements.
                                                                          For the Year Ended December 31,
Increase (Decrease) in Net Asset Value:                        1999       1998          1997         1996       1995
Per Share           Net asset value, beginning of year    $     9.66   $     9.11   $     9.55   $     9.54   $     8.96
Operating                                                 ----------   ----------   ----------   ----------   ----------
Performance:        Investment income--net                       .43          .50          .51          .54          .56
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                          (1.20)         .55         (.44)         .01          .58
                                                          ----------   ----------   ----------   ----------   ----------
                    Total from investment operations            (.77)        1.05          .07          .55         1.14
                                                          ----------   ----------   ----------   ----------   ----------
                    Less dividends and distributions:
                      Investment income--net                    (.32)        (.50)        (.13)        (.54)        (.37)
                      Return of capital--net                    (.11)          --         (.38)          --         (.19)
                                                          ----------   ----------   ----------   ----------   ----------
                    Total dividends and distributions           (.43)        (.50)        (.51)        (.54)        (.56)
                                                          ----------   ----------   ----------   ----------   ----------
                    Net asset value, end of year          $     8.46   $     9.66   $     9.11   $     9.55   $     9.54
                                                          ==========   ==========   ==========   ==========   ==========

Total Investment    Based on net asset value per share        (8.15%)      11.84%         .94%        6.05%       13.11%
Return:*                                                  ==========   ==========   ==========   ==========   ==========

Ratios to Average   Expenses                                   1.31%        1.17%        1.19%        1.08%        1.11%
Net Assets:                                               ==========   ==========   ==========   ==========   ==========
                    Investment income--net                     4.77%        5.32%        5.66%        5.74%        6.07%
                                                          ==========   ==========   ==========   ==========   ==========

Supplemental        Net assets, end of year
Data:               (in thousands)                        $   34,894   $   48,724   $   49,813   $   45,685   $    5,665
                                                          ==========   ==========   ==========   ==========   ==========
                    Portfolio turnover                       138.81%      129.20%      699.63%     1234.05%      512.75%
                                                          ==========   ==========   ==========   ==========   ==========


                   *Total investment returns exclude the effects of sales charges.

                    See Notes to Financial Statements.


Merrill Lynch Global Bond Fund for Investment and Retirement
December 31, 1999


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Global Bond Fund for Investment and Retirement (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of securities--Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees of the primary market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Other investments, including futures contracts and related options, are stated at market value or otherwise at the fair value at which it is expected they may be resold, as determined in good faith by or under the direction of the Board of Trustees. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts as a hedge against adverse changes in interest rates. A futures contract is an agreement between two parties to buy and sell a security, respectively, for a set price on a future date. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.


Merrill Lynch Global Bond Fund for Investment and Retirement
December 31, 1999


NOTES TO FINANCIAL STATEMENTS (continued)


* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from)the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. A portion of the net investment income dividends paid by the Fund during the year ended December 31, 1999 is characterized as a return of capital.

(h) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $1,677,500 have been reclassified between paid-in capital in excess of par and accumulated net realized capital losses. These classifications have no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or the "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of .60%, on an annual basis, of the average daily value of the Fund's net assets.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution


Merrill Lynch Global Bond Fund for Investment and Retirement
December 31, 1999


fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                          Account
                        Maintenance   Distribution
                            Fee            Fee

Class B                    .25%            .50%
Class C                    .25%            .55%
Class D                    .25%             --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended December 31, 1999, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                            MLFD      MLPF&S

Class A                     $10       $144
Class D                     $20       $335

For the year ended December 31, 1999, MLPF&S received contingent deferred sales charges of $45,136 and $326 relating to transactions in Class B and Class C Shares, respectively.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of MLAM, PSI, PFD, FDS, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 1999were $192,440,778 and $257,453,031, respectively.

Net realized gains (losses) for the year ended December 31, 1999 and net unrealized losses as of December 31, 1999 were as follows:

                                     Realized
                                      Gains         Unrealized
                                     (Losses)         Losses
Investments:
  Long-term                      $ (2,713,246)     $ (5,783,704)
  Short-term                           (3,451)          (79,729)
Financial futures contracts            12,710                --
                                 ------------      ------------
Total investments                  (2,703,987)       (5,863,433)
                                 ------------      ------------
Currency transactions:
  Options written                      78,680                --
  Options purchased                  (261,998)          (63,504)
  Foreign currency
  transactions                       (197,723)          (37,715)
                                 ------------      ------------
Forward foreign exchange
  contracts                        (2,093,232)         (508,648)
                                 ------------      ------------
Total currency transactions        (2,474,273)         (609,867)
                                 ------------      ------------
Total                            $ (5,178,260)     $ (6,473,300)
                                 ============      ============

As of December 31, 1999, net unrealized deprecia-tion for Federal income tax purposes aggregated $6,189,891, of which $607,334 related to appreciated securities and $6,797,225 related to depreciated securities. The aggregate cost of investments at December 31, 1999 for Federal income tax purposes was $119,855,669.

Transactions in options written for the year ended December 31, 1999, were as follows:

                                  Nominal Value
                                   Covered by
                                     Written       Premiums
Call Options Written                 Options       Received

Outstanding call options
written, beginning of year                 --                --
Options written                  $  6,800,000      $     78,680
Options expired                    (6,800,000)          (78,680)
                                 ------------      ------------
Outstanding call options
written, end of year             $         --      $         --
                                 ============     =============


4. Beneficial Interest Transactions:
Net decrease in net assets derived from beneficial interest transactions was $52,074,917 and $64,457,478 for the years ended
December 31, 1999 and December 31, 1998, respectively.


Merrill Lynch Global Bond Fund for Investment and Retirement
December 31, 1999


NOTES TO FINANCIAL STATEMENTS (concluded)


Transactions in shares of capital for each class were as follows:

Class A Shares for the Year                         Dollar
Ended December 31, 1999               Shares        Amount

Shares sold                           342,620      $  3,103,935
Shares issued to shareholders
in reinvestment of dividends           60,335           541,594
                                 ------------      ------------
Total issued                          402,955         3,645,529
Shares redeemed                    (1,142,477)      (10,228,013)
                                 ------------      ------------
Net decrease                         (739,522)     $ (6,582,484)
                                 ============      ============

Class A Shares for the Year                         Dollar
Ended December 31, 1998               Shares        Amount

Shares sold                           627,002      $  5,905,680
Shares issued to share-
holders in reinvestment of
dividends                              81,606           765,110
                                 ------------      ------------
Total issued                          708,608         6,670,790
Shares redeemed                    (1,006,080)       (9,387,918)
                                 ------------      ------------
Net decrease                         (297,472)     $ (2,717,128)
                                 ============      ============

Class B Shares for the Year                         Dollar
Ended December 31, 1999               Shares        Amount

Shares sold                           222,665      $  2,037,879
Shares issued to share-
holders in reinvestment of
dividends                             226,620         2,037,643
                                 ------------      ------------
Total issued                          449,285         4,075,522
Automatic conversion
of shares                            (301,066)       (2,690,620)
Shares redeemed                    (4,176,877)      (37,697,677)
                                 ------------      ------------
Net decrease                       (4,028,658)     $(36,312,775)
                                 ============      ============

Class B Shares for the Year                         Dollar
Ended December 31, 1998               Shares        Amount

Shares sold                           712,547      $  6,697,291
Shares issued to share-
holders in reinvestment of
dividends                             388,224        3,636,446
                                 ------------      ------------
Total issued                        1,100,771        10,333,737
Automatic conversion
of shares                            (861,807)       (8,009,803)
Shares redeemed                    (6,398,617)      (59,593,100)
                                 ------------      ------------
Net decrease                       (6,159,653)     $(57,269,166)
                                 ============      ============

Class C Shares for the Year                         Dollar
Ended December 31, 1999               Shares        Amount

Shares sold                            10,394      $     93,209
Shares issued to share-
holders in reinvestment of
dividends                               4,789            43,148
                                 ------------      ------------
Total issued                           15,183           136,357
Shares redeemed                      (113,668)       (1,023,182)
                                 ------------      ------------
Net decrease                          (98,485)     $   (886,825)
                                 ============      ============

Class C Shares for the Year                         Dollar
Ended December 31, 1998               Shares        Amount

Shares sold                           202,335      $  1,890,629
Shares issued to share-
holders in reinvestment of
dividends                               6,983            65,483
                                 ------------      ------------
Total issued                          209,318         1,956,112
Shares redeemed                      (268,515)       (2,499,193)
                                 ------------      ------------
Net decrease                          (59,197)     $   (543,081)
                                 ============      ============

Class D Shares for the Year                         Dollar
Ended December 31, 1999               Shares        Amount

Shares sold                            39,011      $    352,215
Automatic conversion
of shares                             301,217         2,690,620
Shares issued to shareholders
in reinvestment of dividends          143,701         1,287,452
                                 ------------      ------------
Total issued                          483,929         4,330,287
Shares redeemed                    (1,405,704)      (12,623,120)
                                 ------------      ------------
Net decrease                         (921,775)     $ (8,292,833)
                                 ============      ============

Class D Shares for the Year                         Dollar
Ended December 31, 1998               Shares        Amount

Shares sold                            92,117      $    866,710
Automatic conversion
of shares                             862,073         8,009,803
Shares issued to shareholders
in reinvestment of dividends          186,617         1,749,511
                                 ------------      ------------
Total issued                        1,140,807        10,626,024
Shares redeemed                    (1,560,809)      (14,554,127)
                                 ------------      ------------
Net decrease                         (420,002)     $ (3,928,103)
                                 ============      ============


5. Capital Loss Carryforward:
At December 31, 1999, the Fund had a net capital loss carryforward of approximately $37,780,000, of which $23,791,000 expires in 2002, $10,514,000 expires in 2005 and $3,475,000 expires in 2007. This amount will be available to offset like amounts of any future taxable gains.


Merrill Lynch Global Bond Fund for Investment and Retirement
December 31, 1999

<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
Merrill Lynch Global Bond Fund for
Investment and Retirement:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Global Bond Fund for Investment and Retirement as of December 31, 1999, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Global Bond Fund for Investment and Retirement as of December 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
February 16, 2000
</AUDIT-REPORT>


IMPORTANT TAX INFORMATION (unaudited)


Of the monthly cash distributions paid by Merrill Lynch Global Bond Fund for Investment and Retirement during its taxable year ended December 31, 1999, 9.5455% of the February distribution and 28.8964% of the distributions paid from March through December are characterized as return of capital distributions. The tax reporting treatment of a return of capital distribution is different from that of a taxable distribution. Rather than being included in your current taxable income, a return of capital is non-taxable and will reduce the cost basis of your shares in the Fund. The entire amount of the January dividend represents a taxable dividend.

Additionally, 59.0747% of the January distribution, 63.0483% of the February distribution and 71.1036% of the distributions paid from March through December represent income from foreign sources.

The Fund incurred foreign taxes which it has elected to pass through its shareholders. Your share of the Fund's total foreign taxes paid or withheld is 0.2393% multiplied by the February cash distribution and 0.7243% multiplied by the cash distributions paid from March through December.

There are no foreign withholding taxes associated with the January distribution.

The foreign taxes paid or withheld represent taxes incurred by the Fund on interest received by the Fund from foreign sources. Foreign taxes paid or withheld should be included as foreign source taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatments of foreign taxes paid. Please retain this information for your records.